Supplement dated December 14, 2006
                          to the Class NAV and Class 1
                     Prospectuses for John Hancock Funds II
                             Dated October 17, 2005


Large Cap Fund

The current advisory fee for the Large Cap Fund is as follows:

                                                       Between             Between
                                                    $250 million        $500 million
                                   First                 and                 and             Excess Over
                               $250 million         $500 million        $750 million        $750 million
                               of Aggregate         of Aggregate        of Aggregate        of Aggregate
Portfolio                       Net Assets*          Net Assets*         Net Assets*         Net Assets*

Large Cap Fund                    0.780%               0.730%              0.680%              0.650%

*Aggregate Net Assets include the net assets of the Large Cap Trust, a series of John Hancock Trust, and the Large Cap Fund, a series of John Hancock Funds II.

Effective December 19, 2006, the advisory fee will be changed to reflect the addition of the net assets of the Strategic Opportunities Trust, a series of John Hancock Trust, to the Aggregate Net Assets.


Small Cap Growth Fund

The investment policies of the Small Cap Growth Fund have been amended to permit the fund to invest up to 20% of its net assets in foreign securities (with no more than 5% in emerging market securities).


Small Cap Value Fund

The investment policies of the Small Cap Value Fund have been amended to permit the fund to invest up to 15% of its net assets in foreign securities (with no more than 5% in emerging market securities).


Active Bond Fund

The Active Bond Fund may currently invest in asset-backed securities if the securities are rated, at the time of purchase, AA or better by Standard & Poor's ("S&P") or Aa or better by Moody's. The investment policies of the Active Bond Fund have been amended to permit the portion of the fund managed by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") to invest in asset-backed securities rated less than A (but not rated lower than B) by both rating agencies. Under normal circumstances, no more than 15% of the total assets of the portion of the fund managed by MFC Global (U.S.) will be invested in asset-backed securities rated less than A.


Strategic Income Fund

The Strategic Income Fund may currently invest in asset-backed securities if the securities are rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's. The investment policies of the Strategic Income Fund have been amended to permit the fund to invest in asset-backed securities rated less than A (but not rated lower than B) by both rating agencies. Under normal circumstances, no more than 15% of the total fund assets will be invested in asset-backed securities rated less than A.

International Stock Fund
Strategic Value Fund
Mid Cap Core Fund

At the December 12-13, 2006 Board of Trustees meeting, the Board approved the termination of the following three funds, effective immediately:
     - International Stock Fund
     - Strategic Value Fund
     - Mid Cap Core Fund

                       Supplement dated December 14, 2006
                  to the Absolute Return Portfolio Prospectuses
                     Classes A, B, C, R3, R4, R5, 1 shares
                            of John Hancock Funds II
                              Dated April 28, 2006

The following supplements the information in the stated sections under the heading "Business Structure":

On December 13, 2006, the Board of Trustees approved the addition of a sub-subadvisory agreement (the "Sub-Subadvisory Agreement") between MFC Global (U.S.A.) and MFC Global Investment Management (U.S.) LLC ("MFC Global (U.S.)"), an affiliate of MFC Global (U.S.A.). MFC Global (U.S.) is based in North America and with investment offices in Boston, Toronto, London, Tokyo, Hong Kong and Southeast Asia. MFC Global (U.S.) has more than 100 years of investment management experience.

Portfolio managers Steve Orlich, Mark Schmeer and Barry Evans are the co-portfolio managers for the Portfolio. Mr. Orlich joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. Mr. Schmeer joined MFC Global (U.S.A.) in 1995 and is Senior Vice President and Managing Director, North American Equities, for MFC Global (U.S.A.) as well as Chief Investment Officer of MFC Global (U.S.).

Effective December 13, 2006, Barry Evans became a co-portfolio manager of the Portfolio. Mr. Evans joined John Hancock Advisers, LLC, an affiliate of MFC Global (U.S.) in 1986 and is President and Chief Operating Officer of MFC Global (U.S.) with responsibility for all U.S. and international fixed income strategies managed by the firm.

                       Supplement dated December 14, 2006
        to Statement of Additional Information for John Hancock Funds II
                              Dated April 28, 2006

Appendix C

Portfolio Managers Information is amended as follows:


                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                                 ("MFC GLOBAL")

                            Absolute Return Portfolio

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of August 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of August 31, 2006)

                                               Total
                       Registered   Assets     Pooled       Assets                 Assets       Assets
                       Investment   Managed    Investment   Managed                Managed      Managed
      Trust            Company      ($ US      Vehicle      ($ US       Other      ($ US        ($ US
     Manager           Accounts     millions)  Accounts     millions)   Accounts   millions)    millions)
                                                           (Worldwide)            (Worldwide)
 -----------------     ----------   ---------  ----------  ---------    --------   ----------   ---------

 Mark Schmeer              2        $ 5.2                                                       $ 5.2


                  MFC Global Investment Management (U.S.), LLC
                                 Absolute Return

The portfolio manager of the Absolute Return Portfolio is Barry H. Evans. As of August 31, 2006, the portfolio manager managed the following other accounts:


Portfolio                                             Other Accounts Managed by the Portfolio Manager
Manager Name          Fund                                     (as of August  31, 2006)
-----------------------------------------------------------------------------------------------------------------------
Barry H. Evans        Absolute Return Portfolio       Other Registered Investment Companies:  Five (5) funds with total assets of $2.6 billion.

                                                      Other Pooled Investment Vehicles:  Two (2) accounts with total assets of $98.5 million

                                                      Other Accounts:  One Hundred and Twenty Nine (129) accounts with total assets of approximately $5.4 billion.
-----------------------------------------------------------------------------------------------------------------------